When Recorded, Please Return To:
--------------------------------
GOLD CHAIN MINING COMPANY
P.O. Box 190
Eureka, Utah 84628


                               QUIT-CLAIM DEED


     THIS QUIT-CLAIM DEED, with effective date of the 21st day of June, 1999, by and between KEYSTONE SURVEYS, INC., a Utah corporation, as GRANTOR, and Gold Chain Mining Company, a Utah corporation, as GRANTEE. In consideration of the sum of Ten Dollars and no/100 ($10.00), and other good and valuable consideration, the receipt and sufficiency of such consideration is hereby acknowledged, GRANTOR hereby quit-claims all GRANTOR's rights, title and interest, unto GRANTEE, the following described patented mining claims located in Juab County, Utah.

     Township 10 South Range 2 West, Sections

     Leo (290)               North Star (62)
     Lisbon (290)            Silver Spar (290)
     Silver Star (290)       Elgin Amended (4019)
     Argenta (290)           Ardath (3332).
     West Star (82)

     IN WITNESS WHEREOF, GRANTOR executed this document on the 21st day of June, 1999.

                                          GRANTOR:

                                             /S/  Spenst Hansen
                                          -----------------------------------
                                          Spenst Hansen, As President of
                                          Keystone Surveys, Inc.

                            ACKNOWLEDGMENT

STATE OF UTAH           )
COUNTY OF JUAB          ) ss.

     On the 21st day of June, 1999, before me a Notary Public in and for said County and State, personally appeared SPENST HANSEN who acknowledged he is the duly authorized President of Keystone Surveys, Inc., and executed the within instrument on behalf of Keystone Surveys, Inc. Given under my hand and seal the day and year first above written.

My commission expires: 9/21/2000               /s/ Laurie E. Cummings
                                          -----------------------------------
           [ SEAL ]                                NOTARY PUBLIC

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